UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

McDONALD'S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12. Results of Operation and Financial Condition

On July 14, 2004, McDonald’s Corporation (the "Company") issued a press release reporting the Company’s June and second quarter 2004 sales and preliminary second quarter earnings per share. The press release is filed as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: July 14 , 2004	By: /s/ Peter J. Bensen
Peter J. Bensen
Corporate Vice President, Assistant Controller

Exhibit Index

Exhibit No. 99	News Release of McDonald's Corporation issued July 14, 2004:
McDonald's Systemwide Sales Reach Record Levels for June and Second Quarter; Preliminary Second Quarter Earnings Per Share Up 27%